UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 March 31, 2005

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                             WILSHIRE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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          California                    000-50923                20-0711133
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             3200 Wilshire Boulevard, Los Angeles, California 90010
               (Address of principal executive offices) (Zip Code)

                                 (213) 387-3200
              (Registrant's telephone number, including area code)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

Effective March 31, 2005, Mr. Forrest Stichman retired as a Class II Director of Wilshire Bancorp, Inc. (the "Company") to pursue other activities. Mr. Stichman's retirement was not due to any disagreement with the Company.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WILSHIRE BANCORP, INC.


Date:  April 1, 2005                 By: /s/ Brian E. Cho
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                                         Brian E. Cho, Chief Financial Officer